UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 2014

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code
(225) 388-8011
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On April 16, 2014, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the fiscal quarter ended March 31, 2014. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on April 17, 2014, the Company will hold a teleconference for analysts and media to discuss results for the fiscal quarter ended March 31, 2014. The teleconference is webcast on the Company’s website at www.albemarle.com.
The press release attached as Exhibit 99.1 includes presentations of net income attributable to Albemarle Corporation (“earnings”), earnings per share and effective income tax rates which exclude special and non-operating pension and OPEB items, as well as presentations of segment operating profit, segment income, EBITDA, EBITDA excluding special and non-operating pension and OPEB items, EBITDA margin and EBITDA margin excluding special and non-operating pension and OPEB items. These are financial measures that are not required by, nor presented in accordance with, accounting principles generally accepted in the United States (“GAAP”), but are included to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance.
Our presentations of earnings, earnings per share, segment operating profit and effective income tax rates which exclude special and non-operating pension and OPEB items should not be considered as alternatives to earnings, earnings per share, operating profit and effective income tax rates, respectively, as determined in accordance with GAAP. Also, segment income, earnings excluding special and non-operating pension and OPEB items, EBITDA and EBITDA excluding special and non-operating pension and OPEB items should not be considered as alternatives to net income attributable to Albemarle Corporation as determined in accordance with GAAP. Further, EBITDA margin and EBITDA margin excluding special and non-operating pension and OPEB items should not be considered as alternatives to net income attributable to Albemarle Corporation as a percentage of our consolidated net sales as would be determined in accordance with GAAP. The Company has included in the press release certain reconciliation information for these measures to their most directly comparable financial measures calculated and reported in accordance with GAAP.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 7 - Regulation FD

Item 7.01.    Regulation FD Disclosure.
On April 15, 2014, the Company signed a definitive agreement to sell its antioxidant, ibuprofen and propofol businesses and assets to SI Group Inc. for an undisclosed amount of cash. The sale is subject to customary closing conditions and is expected to close later in 2014.
The Company issued a press release announcing that it had entered into such definitive agreement. The full text of the press release is furnished hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release, dated April 16, 2014, issued by the Company.

99.2    Press release, dated April 16, 2014, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2014

ALBEMARLE CORPORATION

By:	/s/ Karen G. Narwold
Karen G. Narwold
Senior Vice President, General Counsel, Corporate and
Government Affairs, Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release, dated April 16, 2014, issued by the Company.

99.2	Press release, dated April 16, 2014, issued by the Company.